                                                                     EXHIBIT 3.4

                World Wrestling Federation Entertainment, Inc.

                         AMENDED AND RESTATED BY-LAWS
                         ----------------------------

                               ___________, 1999

                               TABLE OF CONTENTS

SECTION                                                                                        PAGE
-------                                                                                        ----
ARTICLE I  STOCKHOLDERS........................................................................ 1

     Section 1.01.  Annual Meetings............................................................ 1
     Section 1.02.  Special Meetings........................................................... 1
     Section 1.03.  Notice of Meetings; Waiver................................................. 1
     Section 1.04.  Quorum..................................................................... 1
     Section 1.05.  Advance Notice of Stockholder Proposals.................................... 3
     Section 1.06.  Advance Notice of Stockholder Nominations.................................. 3
     Section 1.07.  Voting..................................................................... 3
     Section 1.08.  Adjournment................................................................ 4
     Section 1.09.  Proxies.................................................................... 4
     Section 1.10.  Organization; Procedures................................................... 5
     Section 1.11.  Consent of Stockholders in Lieu of Meeting................................. 5

ARTICLE II  BOARD OF DIRECTORS................................................................. 5

     Section 2.01.  General Powers............................................................. 5
     Section 2.02.  Number and Term of Office; Vacancies and Newly Created Directorships....... 5
     Section 2.03.  Election of Directors...................................................... 5
     Section 2.04.  Annual and Regular Meetings................................................ 5
     Section 2.05.  Special Meetings; Notice................................................... 6
     Section 2.06.  Quorum; Voting............................................................. 6
     Section 2.07.  Adjournment................................................................ 6
     Section 2.08.  Action Without a Meeting................................................... 6
     Section 2.09.  Regulations; Manner of Acting.............................................. 6
     Section 2.10.  Action by Telephonic Communications........................................ 6
     Section 2.11.  Resignations............................................................... 7
     Section 2.12.  Removal of Directors....................................................... 7
     Section 2.13.  Compensation............................................................... 7
     Section 2.14.  Reliance on Accounts and Reports, etc...................................... 7

ARTICLE III  EXECUTIVE COMMITTEE AND OTHER COMMITTEES.......................................... 7

     Section 3.01.  How Constituted............................................................ 7
     Section 3.02.  Powers..................................................................... 8
     Section 3.03.  Proceedings................................................................ 8
     Section 3.04.  Quorum and Manner of Acting................................................ 8
     Section 3.05.  Action by Telephonic Communications........................................ 8
     Section 3.06.  Absent or Disqualified Members............................................. 8

SECTION                                                                                        PAGE
-------                                                                                        ----
     Section 3.07.  Resignations..............................................................  8
     Section 3.08.  Removal...................................................................  9
     Section 3.09.  Vacancies.................................................................  9

ARTICLE IV  OFFICERS..........................................................................  9

     Section 4.01.  Number....................................................................  9
     Section 4.02.  Election..................................................................  9
     Section 4.03.  Salaries..................................................................  9
     Section 4.04.  Removal and Resignation; Vacancies........................................  9
     Section 4.05.  Authority and Duties of Officers..........................................  9
     Section 4.06.  The Chairman..............................................................  9
     Section 4.07.  The President............................................................. 10
     Section 4.08.  The Vice Presidents....................................................... 10
     Section 4.09.  The Secretary............................................................. 10
     Section 4.10.  The Treasurer............................................................. 11
     Section 4.11.  Additional Officers....................................................... 12

ARTICLE V  CAPITAL STOCK...................................................................... 12

     Section 5.01.  Certificates of Stock..................................................... 12
     Section 5.02.  Signatures; Facsimile..................................................... 12
     Section 5.03.  Lost, Stolen or Destroyed Certificates.................................... 12
     Section 5.04.  Transfer of Stock......................................................... 13
     Section 5.05.  Record Date............................................................... 14
     Section 5.06.  Registered Stockholders................................................... 14
     Section 5.07.  Transfer Agent and Registrar.............................................. 14

ARTICLE VI  INDEMNIFICATION................................................................... 14

     Section 6.01.  Nature of Indemnity....................................................... 14
     Section 6.02.  Successful Defense........................................................ 14
     Section 6.03.  Determination That Indemnification Is Proper.............................. 14
     Section 6.04.  Advance Payment of Expenses............................................... 15
     Section 6.05.  Procedure for Indemnification of Directors and Officers................... 15
     Section 6.06.  Survival; Preservation of Other Rights.................................... 16
     Section 6.07.  Insurance................................................................. 16
     Section 6.08.  Severability.............................................................. 16

ARTICLE VII  OFFICES.......................................................................... 16

     Section 7.01.  Registered Office......................................................... 16
     Section 7.02.  Other Offices............................................................. 17

ARTICLE VIII  GENERAL PROVISIONS.............................................................. 17

SECTION                                                                                      PAGE
-------                                                                                      ----
     Section 8.01.  Dividends................................................................. 17
     Section 8.02.  Reserves.................................................................. 17
     Section 8.03.  Execution of Instruments.................................................. 17
     Section 8.04.  Corporate Indebtedness.................................................... 17
     Section 8.05.  Deposits.................................................................. 17
     Section 8.06.  Checks.................................................................... 18
     Section 8.07.  Sale, Transfer, etc. of Securities........................................ 18
     Section 8.08.  Voting as Stockholder..................................................... 18
     Section 8.09.  Fiscal Year............................................................... 18
     Section 8.10.  Seal...................................................................... 18
     Section 8.11.  Books and Records; Inspection............................................. 18

ARTICLE IX  AMENDMENT OF BY-LAWS.............................................................. 19

     Section 9.01.  Amendment................................................................. 19

ARTICLE X  CONSTRUCTION....................................................................... 19

     Section 10.01. Construction.............................................................. 19

                World Wrestling Federation Entertainment, Inc.

                         AMENDED AND RESTATED BY-LAWS
                         ----------------------------

                               ___________, 1999

                                   ARTICLE I
                                   ---------

                                 STOCKHOLDERS
                                 ------------

          Section 1.01.  Annual Meetings.  The annual meeting of the
                         ---------------
stockholders of the Corporation for the election of Directors and for the transaction of such other business as properly may come before such meeting shall be held at such place, either within or without the State of Delaware, as may be fixed from time to time by resolution of the Board of Directors and set forth in the notice or waiver of notice of the meeting.

          Section 1.02.  Special Meetings.  Special meetings of the stockholders
                         ----------------
may be called at any time by the Chairman, the President or by the Board of Directors. Such special meetings of the stockholders shall be held at such places, within or without the State of Delaware, as shall be specified in the respective notices or waivers of notice thereof.

          Section 1.03.  Notice of Meetings; Waiver.  The Secretary or any
                         --------------------------
Assistant Secretary shall cause written notice of the place, date and hour of each meeting of the stockholders, and, in the case of a special meeting, the purpose or purposes for which such meeting is called, to be given personally or by mail, not less than ten nor more than sixty days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If such notice is mailed, it shall be deemed to have been given to a stockholder when deposited in the United States mail, postage prepaid, directed to the stockholder at his or her address as it appears on the record of stockholders of the Corporation, or, if he or she shall have filed with the Secretary of the Corporation a written request that notices to him or her be mailed to some other address, then directed to him or her at such other address. Such further notice shall be given as may be required by law.

          No notice of any meeting of stockholders need be given to any stockholder who submits a signed waiver of notice, whether before or after the meeting. Neither the business to be transacted at, nor the purpose of, any annual or special meeting of the stockholders need be specified in a written waiver of notice. The attendance of any stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting is not lawfully called or convened.

          Section 1.04.  Quorum.  Except as otherwise required by law or by the
                         ------
Amended and Restated Certificate of Incorporation, the presence in person or by proxy of the holders of record of a majority of the shares entitled to vote at a meeting of stockholders shall constitute a quorum for the transaction of business at such meeting.

          Section 1.05.  Advance Notice of Stockholder Proposals.  At any annual
                         ---------------------------------------
meeting of the stockholders, only such business shall be conducted as shall have been brought before such meeting (i) by or at the direction of the Board of Directors, or (ii) by any stockholder of the Corporation who complies with the requirements set forth in this Section 1.05. For business to be properly brought before the annual meeting of the stockholders by a stockholder, such stockholder must be entitled under Delaware law to present such business and such stockholder must give timely notice of such stockholder's intent to make such presentation. To be timely, a stockholder's notice must be received by the Secretary of the Corporation not less than sixty (60) days nor more than ninety
(90) days in advance of the first anniversary of the previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than fifteen (15) days earlier than such anniversary date, notice of the stockholder to be timely must be received no later than the close of business on the fifth business day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) a brief description of each item of business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (ii) the name and the address, as they appear on the Corporation's books, of the stockholder proposing such business; (iii) a representation by the stockholder proposing such business that the stockholder will be a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at such meeting; (iv) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder; and (v) as to each item of business the stockholder proposes to bring before the meeting, any material interest of the stockholder in such business other than as a stockholder of the Corporation. In addition, the stockholder submitting such proposal shall promptly provide any other information reasonably requested by the Corporation.

          Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before such meeting in accordance with the requirements set forth in this Section 1.05. A stockholder must also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 1.05 in order to bring business before any annual meeting. The chairman of any annual meeting of the stockholders shall have the power and duty (x) to determine whether any business proposed to be brought before the meeting was brought in accordance with the requirements in this Section 1.05 and (y) if any proposed business was not so brought, to declare that such defective proposal shall be disregarded. For purposes of this Section 1.05 and Section 1.06, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, the Associated Press or any comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

          Section 1.06  Advance Notice of Stockholder Nominations.  Nominations
                        -----------------------------------------
for the election of directors to be elected by the holders of the outstanding shares of capital stock of the Corporation entitled to vote generally for the election of directors (the "Common Directors") may be made by the Board of Directors or by any stockholder entitled to vote generally for the election of directors, provided, however, that a stockholder may nominate a person for election as a Common Director at a meeting only if timely notice of such stockholder's intent to make such nomination has been given to the Secretary of the Corporation. To be timely, a stockholder's notice must be received by the Secretary (i) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days in advance of the first anniversary of the previous year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than fifteen (15) days earlier than such anniversary date, notice by the stockholder to be timely must be received no later than the close of business on the fifth business day following the day on which public announcement of the date of such meeting is first made; and (ii) in the case of a special meeting at which any Common Directors are to be elected, no later than the close of business on the fifth day following the day on which public announcement of the date of such meeting is first made. Each such notice shall set forth: (i) the name and address, as they appear on the Corporation's books, of the stockholder who intends to make the nomination and the name or names and address or addresses of the person or persons to be nominated; (ii) a representation that the stockholder proposing such nomination will be a holder of record of shares of capital stock of the Corporation entitled to vote at such meeting and intends to appear in person or by prosy at such meeting and nominate the person or persons specified in such notice; (iii) the class and number of shares of capital stock of the Corporation that are beneficially owned by such stockholder; (iv) a description of all arrangements or understandings between such stockholder and each of his, her or its nominees and any other person or persons (naming such person or persons) pursuant to which the nominations or nominations are to be made by such stockholder; (v) such other information regarding each nominee proposed by such stockholder as is required to be included in a proxy statement filed pursuant to the rules under the Exchange Act; and (vi) the consent of each such nominee to serve as a director of the Corporation, if so elected. In addition, the stockholder making such nomination shall promptly provide any other information reasonably requested by the Corporation. A stockholder must also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 1.06 in order to nominate any person as a Common Director.

          Except as otherwise required by law, the chairman of any meeting of stockholders shall have the power and duty (i) to determine whether a nomination was made in accordance with the requirements set forth in this Section 1.06 and
(ii) if any proposed nomination was not made in compliance with this Section 1.06, to declare that such defective nomination shall be disregarded.

          Section 1.07.  Voting.  If, pursuant to Section 5.05 of these Amended
                         ------
and Restated By-Laws, a record date has been fixed, every holder of record of shares of the Class A Common Stock, par value $.01 per share, of the Corporation ("Class A Common Stock") at the close of business on such record date shall be entitled to one vote for each share of Class A Common Stock outstanding in his or her name on the books of the Corporation on the close of business on such record date, and every holder of record of shares of the Class B Common Stock, par value $.01 per share, of the Corporation ("Class B Common Stock) on the close of business on such record date shall be entitled to ten votes for each share of Class B Common Stock outstanding in his or her name on the books of the Corporation at the close of business on such record date . If no record date has been fixed, then every holder of record of shares of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock, and every holder of Class B Common Stock shall be entitled to ten votes for each share of Class B Common Stock, outstanding in his or her name on the books of the Corporation at the close of business on the day next preceding the day on which notice of the meeting is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Except as otherwise required by law or by the Amended and Restated Certificate of Incorporation, the vote of a majority of the shares represented in person or by proxy at any meeting at which a quorum is present shall be sufficient for the transaction of any business at such meeting.

          Section 1.08.  Adjournment.  If a quorum is not present at any meeting
                         -----------
of the stockholders, the stockholders present in person or by proxy shall have the power to adjourn any such meeting from time to time until a quorum is present. Notice of any adjourned meeting of the stockholders of the Corporation need not be given if the place, date and hour thereof are announced at the meeting at which the adjournment is taken, provided, however, that, if the adjournment is for more than thirty (30) days, or if after the adjournment a new record date for the adjourned meeting is fixed pursuant to Section 5.05 of these Amended and Restated By-Laws, a notice of the adjourned meeting, conforming to the requirements of Section 1.03 hereof, shall be given to each stockholder of record entitled to vote at such meeting. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted on the original date of the meeting.

          Section 1.09.  Proxies.  Any stockholder entitled to vote at any
                         -------
meeting of the stockholders or to express consent to or dissent from corporate action without a meeting may authorize another person or persons to vote at any such meeting and express such consent or dissent for him or her by proxy. A stockholder may authorize a valid proxy by executing a written instrument signed by such stockholder, or by causing his or her signature to be affixed to such writing by any reasonable means including, but not limited to, by facsimile signature, or by transmitting or authorizing an electronic transmission to the person designated as the holder of the proxy, a proxy solicitation firm or a like authorized agent. No such proxy shall be voted or acted upon after the expiration of three years from the date of such proxy, unless such proxy provides for a longer period. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where applicable law provides that a proxy shall be irrevocable. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with the Secretary. Proxies by electronic transmission must either set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of a writing or transmission created pursuant to this section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

          Section 1.10.  Organization; Procedure.  At every meeting of
                         -----------------------
stockholders the presiding officer shall be the Chairman or, in the event of his or her absence or disability, the President or a presiding officer chosen by a majority of the Board of Directors. The Secretary, or in the event of his or her absence or disability, the Assistant Secretary, if any, or if there be no

Assistant Secretary, in the absence of the Secretary, an appointee of the presiding officer, shall act as secretary of the meeting. The order of business and all other matters of procedure at every meeting of stockholders may be determined by such presiding officer.

          Section 1.11.  Consent of Stockholders in Lieu of Meeting.  Any action
                         ------------------------------------------
required or permitted to be taken at a meeting of the stockholders of the Corporation or a class of stockholders of the Corporation may be taken without a meeting if, prior or subsequent to the action, a consent or consents thereto by all of the stockholders who would be entitled to vote at a meeting for such purpose shall be filed with the secretary of the Corporation.

                                  ARTICLE II
                                  ----------

                              BOARD OF DIRECTORS
                              ------------------

          Section 2.01.  General Powers.  Except as may otherwise be provided by
                         --------------
law, by the Amended and Restated Certificate of Incorporation or by these Amended and Restated By-Laws, the property, affairs and business of the Corporation shall be managed by or under the direction of the Board of Directors and the Board of Directors may exercise all the powers of the Corporation.

          Section 2.02.  Number and Term of Office; Vacancies and Newly Created
                         ------------------------------------------------------
Directorships.
-------------

          Except as otherwise required by law or set forth in these Amended and Restated By-Laws, any vacancy on the Board of Directors that results from an increase in the number of Directors shall be filled by a majority of the Directors then in office, even if less than a quorum, or by a sole remaining director.

          Notwithstanding the foregoing, whenever the holders of any one or more classes or series of stock issued by the Corporation shall have the right, voting separately by class or series, to elect Directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the Amended and Restated Certificate of Incorporation applicable thereto and such Directors so elected shall not be divided into classes pursuant to this Article VI, in each case unless expressly provided by such terms.

          Section 2.03.  Election of Directors.  Except as otherwise provided in
                         ---------------------
these Amended and Restated By-Laws, the Directors shall be elected at each annual meeting of the stockholders. If the annual meeting for the election of Directors is not held on the date designated therefor, the Directors shall cause the meeting to be held as soon thereafter as convenient. At each meeting of the stockholders for the election of Directors, provided a quorum is present, the Directors shall be elected by a plurality of the votes validly cast in such election.

          Section 2.04.  Annual and Regular Meetings.  The annual meeting of the
                         ---------------------------
Board of Directors for the purpose of electing officers and for the transactions of such other business as may come before the meeting shall be held as soon as possible following the annual meeting of the stockholders at the place of such annual meeting of the stockholders. Notice of such annual meeting of the Board of Directors need not be given. The Board of Directors from time to time may by resolution provide for the holding of regular meetings and fix the place (which may be within or without the state of Delaware) and the date and hour of such meetings. Notice of such action shall be sent by regular mail or facsimile to each Director, addressed to him or her at his or her usual place of business, or shall be delivered to him or her personally.

          Section 2.05.  Special Meetings; Notice.  Special meetings of the
                         ------------------------
Board of Directors shall be held whenever called by the Chairman or, in the event of his or her absence or disability, by the President or by a majority of the Board of Directors, at such place (within or without the State of Delaware), date and hour as may be specified in the respective notices or waivers of notice of such meetings. Special meetings of the Board of Directors may be called on 24 hours' notice, if notice is given to each Director personally, by facsimile transmission for which the sender receives a printed confirmation or by telephone, or, on five days' notice, if notice is mailed by overnight delivery service to each Director, addressed to him or her at his or her usual place of business. Notice of any special meeting need not be given to any Director who attends such meeting without protesting the lack of notice to him or her, prior to or at the commencement of such meeting, or to any Director who submits a signed waiver of notice, whether before or after such meeting, and any business may be transacted thereat.

          Section 2.06.  Quorum; Voting.  At all meetings of the Board of
                         --------------
Directors, the presence of a majority of the total authorized number of Directors shall constitute a quorum for the transaction of business. Except as otherwise required by law, the vote of a majority of the Directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.

          Section 2.07.  Adjournment.  A majority of the Directors present,
                         -----------
whether or not a quorum is present, may adjourn any meeting of the Board of Directors to another date, time or place. No notice need be given of any adjourned meeting unless the date, time and place of the adjourned meeting are not announced at the time of adjournment, in which case notice conforming to the requirements of Section 2.05 shall be given to each Director.

          Section 2.08.  Action Without a Meeting.  Any action required or
                         ------------------------
permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors.

          Section 2.09.  Regulations; Manner of Acting.  To the extent
                         -----------------------------
consistent with applicable law, the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws, the Board of Directors may adopt such rules and regulations for the conduct of meetings of the Board of Directors and for the management of the property, affairs and business of the Corporation as the Board of Directors may deem appropriate. The Directors shall act only as a Board, and the individual Directors shall have no power as such.

          Section 2.10.  Action by Telephonic Communications.  Members of the
                         -----------------------------------
Board of Directors may participate in a meeting of the Board of Directors by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          Section 2.11.  Resignations.  Any Director may resign at any time by
                         ------------
delivering a written notice of resignation, signed by such Director, to the President or the Secretary. Unless otherwise specified therein, such resignation shall take effect upon delivery.

          Section 2.12.  Removal of Directors.  Any Director may be removed at
                         --------------------
any time, either for or without cause, upon the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote for the election of such Director, cast at a special meeting of stockholders called for the purpose. Any vacancy in the Board of Directors caused by any such removal may be filled at such meeting by the stockholders entitled to vote for the election of the Director so removed. If such stockholders do not fill such vacancy at such meeting, such vacancy may be filled in the manner provided in these Amended and Restated By-Laws.

          Section 2.13.  Compensation.  The amount, if any, which each Director
                         ------------
shall be entitled to receive as compensation for his or her services as such shall be determined from time to time by resolution of the Board of Directors.

          Section 2.14.  Reliance on Accounts and Reports, etc.  A Director, or
                         -------------------------------------
a member of any committee designated by the Board of Directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon information, opinions, reports or statements presented by any of the Corporation's officers or employees, or committees designated by the Board of Directors, or by any other person as to the matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

                                  ARTICLE III
                                  -----------

                   EXECUTIVE COMMITTEE AND OTHER COMMITTEES
                   ----------------------------------------

          Section 3.01.  How Constituted.  The Board of Directors may, by
                         ---------------
resolution adopted by a majority of the whole Board, designate one or more committees, including an Executive Committee, each such Committee to consist of such number of Directors as from time to time may be fixed by the Board of Directors. The Board of Directors may designate one or more Directors as alternate members of any such Committee, who may replace any absent or disqualified member or members at any meeting of such committee. Thereafter, members (and alternate members, if any) of each such committee shall be designated at the annual meeting of the Board of Directors. Any such committee may be abolished or re-designated from time to time by the Board of Directors. Each member (and each alternate member) of any such committee (whether designated at an annual meeting of the Board of Directors or to fill a vacancy or otherwise) shall hold office until his or her successor shall have been designated or until he or she shall cease to be a Director, or until his or her resignation from such committee.

          Section 3.02.  Powers.  During the intervals between the meetings of
                         ------
the Board of Directors, the Executive Committee, except as otherwise provided by applicable provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the property, affairs and business of the Corporation. Each such other committee shall have and may exercise such powers of the Board of Directors as may be provided by resolution or resolutions of the Board of Directors, subject to applicable provisions of the General Corporation Law of the State of Delaware. The Executive Committee shall have, and any such other Committee may be granted by the Board of Directors, power to authorize the seal of the Corporation to be affixed to papers which may require it.

          Section 3.03.  Proceedings.  Each such committee may fix its own rules
                         -----------
of procedure and may meet on such date, at such place (within or without the State of Delaware) and time and upon such notice, if any, as it shall determine from time to time. Each such Committee shall keep minutes of its proceedings and shall report such proceedings to the Board of Directors at the meeting of the Board of Directors next following any such proceedings.

          Section 3.04.  Quorum and Manner of Acting.  Except as may be
                         ---------------------------
otherwise provided in the resolution creating such Committee, at all meetings of any Committee the presence of members (or alternate members) constituting a majority of the total authorized membership of such Committee shall constitute a quorum for the transaction of business. The act of the majority of the members present at any meeting at which a quorum is present shall be the act of such Committee. Any action required or permitted to be taken at any meeting of any such Committee may be taken without a meeting, if all members of such Committee shall consent to such action in writing and such writing or writings are filed with the minutes of the proceedings of the Committee. The members of any such Committee shall act only as a Committee, and the individual members of such Committee shall have no power as such.

          Section 3.05.  Action by Telephonic Communications.  Members of any
                         -----------------------------------
Committee designated by the Board of Directors may participate in a meeting of such Committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this provision shall constitute presence in person at such meeting.

          Section 3.06.  Absent or Disqualified Members.  In the absence or
                         ------------------------------
disqualification of a member of any Committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

          Section 3.07.  Resignations.  Any member (and any alternate member) of
                         ------------
any Committee may resign at any time by delivering a written notice of resignation, signed by such member, to the Chairman or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery.

          Section 3.08.  Removal.  Any member (and any alternate member) of any
                         -------
Committee may be removed at any time, either for or without cause, by resolution adopted by a majority of the whole Board of Directors.

          Section 3.09.  Vacancies.  If any vacancy shall occur in any
                         ---------
Committee, by reason of disqualification, death, resignation, removal or otherwise, the remaining members (and any alternate members) shall continue to act, and any such vacancy may be filled by the Board of Directors.

                                  ARTICLE IV
                                  ----------

                                   OFFICERS
                                   --------

          Section 4.01.  Number.  The officers of the Corporation shall be
                         ------
chosen by the Board of Directors and shall be a Chairman of the Board of Directors, a President, one or more Vice Presidents, a Secretary, a Treasurer and such other officers as may be elected in accordance with Section 4.11 hereof. Any number of offices may be held by the same person. Except for the Chairman of the Board who shall be a member of the Board of Directors, no officer need be a Director of the Corporation.

          Section 4.02.  Election.  Unless otherwise determined by the Board of
                         --------
Directors, the officers of the Corporation shall be elected by the Board of Directors at the annual meeting of the Board of Directors, and shall be elected to hold office until the next succeeding annual meeting of the Board of Directors. Each officer shall hold office until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

          Section 4.03.  Salaries.  The salaries of all officers and agents of
                         --------
the Corporation elected by the Board of Directors shall be fixed by the Board of Directors.

          Section 4.04.  Removal and Resignation; Vacancies.  Any officer may be
                         ----------------------------------
removed for or without cause at any time by the Board of Directors. Any officer may resign at any time by delivering a written notice of resignation, signed by such officer, to the Board of Directors or the President. Unless otherwise specified therein, such resignation shall take effect upon delivery. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise, shall be filled by the Board of Directors.

          Section 4.05.  Authority and Duties of Officers.  The officers of the
                         --------------------------------
Corporation shall have such authority and shall exercise such powers and perform such duties as may be specified in these Amended and Restated By-Laws as may be required by law.

          Section 4.06.  The Chairman.  The Chairman or, in the event of his or
                         ------------
her absence or disability, a presiding officer chosen by a majority of the Board of Directors shall preside at all meetings of the stockholders and of the Board of Directors and shall perform such other duties as may from time to time be assigned to him or her by the Board of Directors.

          Section 4.07.  The President.  The President shall be the Chief
                         -------------
Executive Officer of the Corporation and shall have general control and supervision of the policies and operations of the Corporation subject to the control of the Board of Directors. Such person shall manage and administer the Corporation's business and affairs and shall perform all other duties and exercise all other powers usually pertaining to the office of a chief executive officer of a corporation. Such person shall have the authority to sign, in the name and on behalf of the Corporation, checks, orders, contracts, leases, notes, drafts and other documents and instruments in connection with the business of the Corporation, and together with the Secretary or an Assistant Secretary, conveyances of real estate and other documents and instruments to which the seal of the Corporation is affixed. Such person shall have the authority to cause the employment or appointment of such employees and agents of the Corporation as the conduct of the business of the Corporation may require, to fix their compensation, and to remove or suspend any employee or agent appointed by the President. The President shall perform such other duties and have such other powers as the Board of Directors or the Chairman may from time to time prescribe.

          Section 4.08.  The Vice Presidents.  Each Vice President shall perform
                         -------------------
such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the President. In the absence of the President, the duties of the President shall be performed and his or her powers may be exercised by such Vice President as shall be designated by the Board of Directors, or failing such designation, such duties shall be performed and such powers may be exercised by each Vice President in the order of their earliest election to that office subject in any case to review and superseding action by the President.

          In the case of a Vice President who is designated as the Chief Financial Officer, he or she shall perform such duties and exercise such powers as may be assigned to him or her from time to time by the Board of Directors or the President, including without limitation, the power and duty to render to the Board of Directors or the President, whenever requested, a statement of the financial condition of the Corporation, and to render a full financial report at the annual meeting of the stockholders, if called upon to do so, and to require from all officers or agents of the Corporation reports or statements giving such information as such Vice President may desire with respect to any and all financial transactions of the Corporation.

          Section 4.09.  The Secretary.  The Secretary shall have the following
                         -------------
powers and duties:

          (i) He or she shall keep or cause to be kept a record of all the proceedings of the meetings of the stockholders and of the Board of Directors in books provided for that purpose.

          (ii) He or she shall cause all notices to be duly given in accordance with the provisions of these Amended and Restated By-Laws and as required by law.

          (iii) Whenever any Committee shall be appointed pursuant to a resolution of the Board of Directors, he or she shall furnish a copy of such resolution to the members of such Committee.

          (iv) He or she shall be the custodian of the records and of the seal of the Corporation and cause such seal (or a facsimile thereof) to be affixed to all certificates representing shares of the Corporation prior to the issuance thereof and to all instruments the execution of which on behalf of the Corporation under its seal shall have been duly authorized in accordance with these Amended and Restated By-Laws, and when so affixed he or she may attest the same.

          (v) He or she shall properly maintain and file all books, reports, statements, certificates and all other documents and records required by law, the Amended and Restated Certificate of Incorporation or these Amended and Restated By-Laws.

          (vi) He or she shall have charge of the stock books and ledgers of the Corporation and shall cause the stock and transfer books to be kept in such manner as to show at any time the number of shares of stock of the Corporation of each class issued and outstanding, the names (alphabetically arranged) and the addresses of the holders of record of such shares, the number of shares held by each holder and the date as of which each became such holder of record.

          (vii) He or she shall sign (unless the Treasurer, an Assistant Treasurer or Assistant Secretary shall have signed) certificates representing shares of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (viii) He or she shall perform, in general, all duties incident to the office of secretary and such other duties as may be specified in these Amended and Restated By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the President.

          Section 4.10.  The Treasurer.  The Treasurer shall have the following
                         -------------
powers and duties:

          (i) He or she shall have charge and supervision over and be responsible for the moneys, securities, receipts and disbursements of the Corporation and shall keep or cause to be kept full and accurate records of all receipts of the Corporation.

          (ii) He or she shall cause the moneys and other valuable effects of the Corporation to be deposited in the name and to the credit of the Corporation in such banks or trust companies or with such bankers or other depositaries as shall be selected in accordance with Section 8.05 of these Amended and Restated By-Laws.

          (iii) He or she shall cause the moneys of the Corporation to be disbursed by checks or drafts (signed as provided in Section 8.06 of these Amended and Restated By-Laws) upon the authorized depositaries of the Corporation and cause to be taken and preserved proper vouchers for all moneys disbursed.

          (iv) He or she may sign (unless an Assistant Treasurer or the Secretary or an Assistant Secretary shall have signed) certificates representing stock of the Corporation the issuance of which shall have been authorized by the Board of Directors.

          (v) He or she shall perform, in general, all duties incident to the office of treasurer and such other duties as may be specified in these Amended and Restated By-Laws or as may be assigned to him or her from time to time by the Board of Directors or the President.

          Section 4.11.  Additional Officers.  The Board of Directors may
                         -------------------
appoint such other officers and agents as it may deem appropriate, and such other officers and agents shall hold their offices for such terms and shall exercise such powers and perform such duties as may be determined from time to time by the Board of Directors. The Board of Directors from time to time may delegate to any officer or agent the power to appoint subordinate officers or agents and to prescribe their respective rights, terms of office, authorities and duties.

                                   ARTICLE V
                                   ---------

                                 CAPITAL STOCK
                                 -------------

          Section 5.01.  Certificates of Stock.  The shares of the Corporation
                         ---------------------
shall be represented by certificates; provided, that the Board of Directors may provide by resolution or resolutions that some or all of the classes or series of the stock of the Corporation shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation, by the Chairman or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, representing the number of shares registered in certificate form. Such certificate shall be in such form as the Board of Directors may determine, to the extent consistent with applicable law, the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws.

          Section 5.02.  Signatures; Facsimile.  All of such signatures on the
                         ---------------------
certificate may be a facsimile, engraved or printed, to the extent permitted by law. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

          Section 5.03.  Lost, Stolen or Destroyed Certificates.  The Board of
                         --------------------------------------
Directors may direct that a new certificate be issued in place of any certificate theretofore issued by the Corporation that is alleged to have been lost, stolen or destroyed, upon delivery to the Board of Directors of an affidavit of the owner or owners of such certificate setting forth such allegation. The Board of Directors may require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of any such new certificate.

          Section 5.04.  Transfer of Stock.  Upon surrender to the Corporation
                         -----------------
or the transfer agent of the Corporation of a certificate for shares, duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer, the Corporation shall issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Within a reasonable time after the transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 156, 202(a) or 218(a) of the General Corporation Law of the State of Delaware. Subject to the provisions of the Amended and Restated Certificate of Incorporation and these Amended and Restated By-Laws, the Board of Directors may prescribe such additional rules and regulations as it may deem appropriate relating to the issue, transfer and registration of shares of the Corporation.

          Section 5.05.  Record Date.  In order to determine the stockholders
                         -----------
entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted by the Board of Directors, and which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

          In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          Section 5.06.  Registered Stockholders.  Prior to due surrender of a
                         -----------------------
certificate for registration of transfer, the Corporation may treat the registered owner as the person exclusively entitled to receive dividends and other distributions, to vote, to receive notice and otherwise to exercise all the rights and powers of the owner of the shares represented by such certificate, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in such shares on the part of any other person, whether or not the Corporation shall have notice of such claim or interests. Whenever any transfer of shares shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of the transfer if, when the certificates are presented to the Corporation for transfer or uncertificated shares are requested to be transferred, both the transferor and transferee request the Corporation to do so.

          Section 5.07.  Transfer Agent and Registrar.  The Board of Directors
                         ----------------------------
may appoint one or more transfer agents and one or more registrars, and may require all certificates representing shares to bear the signature of any such transfer agents or registrars.

                                  ARTICLE VI
                                  ----------

                                INDEMNIFICATION
                                ---------------

          Section 6.01.  Nature of Indemnity.  The Corporation shall indemnify
                         -------------------
any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (i) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (ii) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

          The termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent
                                           ---- ----------
shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe that his or her conduct was unlawful.

          Section 6.02.  Successful Defense.  To the extent that a director,
                         ------------------
officer or employee of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section
6.01 hereof or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him or her in connection therewith.

          Section 6.03.  Determination That Indemnification Is Proper.
                         --------------------------------------------
Indemnification of a director or officer of the Corporation under Section 6.01 hereof (unless ordered by a court) shall be made by the Corporation unless a determination is made that indemnification of the director or officer is not proper in the circumstances because he or she has not met the applicable standard of conduct set forth in Section 6.01 hereof. Indemnification of an employee or agent of the Corporation under Section 6.01 hereof (unless ordered by a court) may be made by the Corporation upon a determination that indemnification of the employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01 hereof. Any such determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, a majority of the disinterested Directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

          Section 6.04.  Advance Payment of Expenses.  Expenses (including
                         ---------------------------
attorneys' fees) incurred by a director or officer in connection with any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay such amounts if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized in this Article, the Corporation's Amended and Restated Certificate of Incorporation, as such may be amended from time to time, or the these Amended and Restated By-Laws. Such expenses (including attorneys' fees) incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate. The Board of Directors may authorize the Corporation's counsel to represent such director, officer, employee or agent in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

          Section 6.05.  Procedure for Indemnification of Directors and
                         ----------------------------------------------
Officers. Indemnification of a director or officer of the Corporation under Sections 6.01 and 6.02 and advancement of costs, charges and expenses to a director or officer under Section 6.04 of this Article, shall be made promptly, and in any event within thirty (30) days of the written request of the director or officer. If a determination by the Corporation that the director or officer is entitled to indemnification is a prerequisite therefor, and the Corporation fails to respond within sixty (60) days to a written request for indemnity, the Corporation shall be deemed to have approved such request. If the Corporation denies a written request for indemnity or advancement of expenses, in whole or in part, or if payment in full pursuant to such request is not made within such thirty (30) day period, the right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction. Such person's costs and expenses incurred in connection with successfully establishing his or her right to indemnification or advancement of expenses, in whole or in part, in any such action shall also be paid by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section 6.04 where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Section 6.01, but the burden of proving such position shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in Section 6.01, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel, and its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

          Section 6.06.  Survival; Preservation of Other Rights.  The foregoing
                         --------------------------------------
indemnification provisions shall be deemed to be a contract between the Corporation and each director and officer who serves in any such capacity at any time while these provisions as well as the relevant provisions of the General Corporation Law of the State of Delaware are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

          The indemnification provided by this Article VI shall not be deemed exclusive of any other rights to which may be entitled under these Amended and Restated By-Laws or by the agreement or vote of stockholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          Section 6.07.  Insurance.  The Corporation shall purchase and maintain
                         ---------
insurance on behalf of any person who is or was or has agreed to become a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her or on his or her behalf in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of this Article, provided that such insurance is available
                                      --------
on reasonable terms.

          Section 6.08.  Severability.  If this Article or any portion hereof
                         ------------
shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each director or officer and may indemnify each employee or agent of the Corporation as to costs, charges and expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

                                  ARTICLE VII
                                  -----------

                                    OFFICES
                                    -------


          Section 7.01.  Registered Office.  The registered office of the
                         -----------------
Corporation in the State of Delaware shall be located at 229 South Street, City of Dover, County of Kent.

          Section 7.02.  Other Offices.  The Corporation may maintain offices or
                         -------------
places of business at such other locations within or without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.

                                 ARTICLE VIII
                                 ------------

                              GENERAL PROVISIONS
                              ------------------

          Section 8.01.  Dividends.  Subject to any applicable provisions of law
                         ---------
and the Amended and Restated Certificate of Incorporation, dividends upon the stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors and any such dividend may be paid in cash, property, or shares of the Corporation's capital stock.

          Section 8.02.  Reserves.  There may be set aside out of any funds of
                         --------
the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, thinks proper as a reserve or reserves to meet contingencies or for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall think conducive to the interest of the Corporation, and the Board of Directors may similarly modify or abolish any such reserve.

          Section 8.03.  Execution of Instruments.  The President, any Vice
                         ------------------------
President, the Secretary or the Treasurer may enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. The Board of Directors or the President may authorize any other officer or agent to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Any such authorization may be general or limited to specific contracts or instruments.

          Section 8.04.  Corporate Indebtedness.  No loan shall be contracted on
                         ----------------------
behalf of the Corporation, and no evidence of indebtedness shall be issued in its name, unless authorized by the Board of Directors or the President. Such authorization may be general or confined to specific instances. Loans so authorized may be effected at any time for the Corporation from any bank, trust company or other corporation or individual. All bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation issued for such loans shall be made, executed and delivered as the Board of Directors or the President shall authorize. When so authorized by the Board of Directors or the President, any part of or all the properties, including contract rights, assets, business or good will of the Corporation, whether then owned or thereafter acquired, may be mortgaged, pledged, hypothecated or conveyed or assigned in trust as security for the payment of such bonds, debentures, notes and other obligations or evidences of indebtedness of the Corporation, and of the interest thereon, by instruments executed and delivered in the name of the Corporation.

          Section 8.05.  Deposits.  Any funds of the Corporation may be
                         --------
deposited from time to time in such banks, trust companies or other depositaries as may be determined by the

Board of Directors or the President, or by such officers or agents as may be authorized by the Board of Directors or the President to make such determination.

          Section 8.06.  Checks.  All checks or demands for money and notes of
                         ------
the Corporation shall be signed by such officer or officers or such agent or agents of the Corporation, and in such manner, as the President from time to time may determine.

          Section 8.07.  Sale, Transfer, etc. of Securities.  To the extent
                         ----------------------------------
authorized by the Board of Directors or by the President, any Vice President, the Secretary or the Treasurer or any other officers designated by the Board of Directors or the President may sell, transfer, endorse, and assign any shares of stock, bonds or other securities owned by or held in the name of the Corporation, and may make, execute and deliver in the name of the Corporation, under its corporate seal, any instruments that may be appropriate to effect any such sale, transfer, endorsement or assignment.

          Section 8.08.  Voting as Stockholder.  Unless otherwise determined by
                         ---------------------
resolution of the Board of Directors, the President or any Vice President shall have full power and authority on behalf of the Corporation to attend any meeting of stockholders of any corporation in which the Corporation may hold stock, and to act, vote (or execute proxies to vote) and exercise in person or by proxy all other rights, powers and privileges incident to the ownership of such stock. Such officers acting on behalf of the Corporation shall have full power and authority to execute any instrument expressing consent to or dissent from any action of any such corporation without a meeting. The Board of Directors may by resolution from time to time confer such power and authority upon any other person or persons.

          Section 8.09.  Fiscal Year.  The fiscal year of the Corporation shall
                         -----------
commence on the first day of January of each year (except for the Corporation's first fiscal year which shall commence on the date of incorporation) and shall terminate in each case on the last day of December.

          Section 8.10.  Seal.  The seal of the Corporation shall be circular in
                         ----
form and shall contain the name of the Corporation, the year of its incorporation and the words "Corporate Seal" and "Delaware." The form of such seal shall be subject to alteration by the Board of Directors. The seal may be used by causing it or a facsimile thereof to be impressed, affixed or reproduced, or may be used in any other lawful manner.

          Section 8.11.  Books and Records; Inspection.  Except to the extent
                         -----------------------------
otherwise required by law, the books and records of the Corporation shall be kept at such place or places within or without the State of Delaware as may be determined from time to time by the Board of Directors.



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

                                  ARTICLE IX
                                  ----------

                             AMENDMENT OF BY-LAWS
                             --------------------

     Section 9.01.  Amendment.  These Amended and Restated By-Laws may be
                    ---------
amended, altered or repealed

          (i) by resolution adopted by a majority of the Board of Directors at any special or regular meeting of the Board; or

          (ii) at any regular or special meeting of the stockholders if, in the case of such special meeting only, notice of such amendment, alteration or repeal is contained in the notice or waiver of notice of such meeting.

                                   ARTICLE X
                                   ---------

                                 CONSTRUCTION
                                 ------------

          Section 10.01.  Construction.  In the event of any conflict between
                          ------------
the provisions of these Amended and Restated By-Laws as in effect from time to time and the provisions of the Amended and Restated Certificate of Incorporation of the Corporation as in effect from time to time, the provisions of such certificate of incorporation shall be controlling.

                                      -19-